UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2013

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street P.O. Box 1000 Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           Other Events.

On July 16, 2013, Affiliated Managers Group, Inc. (the “Company”) delivered a notice to redeem all of its outstanding 3.95% Convertible Senior Notes due 2038 which were issued pursuant to the Indenture, dated August 6, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. A copy of such notice of redemption is attached as Exhibit 99.1 hereto.

ITEM 9.01           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Notice of Redemption, dated July 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: July 16, 2013
	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Vice Chairman, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Redemption, dated July 16, 2013.